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                                                                   Exhibit 10(a)

                             EMPLOYMENT AGREEMENT


     This Employment Agreement ("Agreement") between Tidewater Inc., a Delaware corporation ("Company"), and William C. O'Malley ("Employee") is effective as of September 27, 2000 (the "Agreement Date") and supersedes the employment agreement between the Company and the Employee dated September 19, 1997.

     The Company and the Employee agree as follows:

     1.   Employment Capacity and Term.
          ----------------------------

          (a)  Capacity and Term.  The Employee will serve as the President and
               -----------------
Chief Executive Officer of the Company for the period beginning September 27, 2000 through March 28, 2002. The period from September 27, 2000 through March 28, 2002 is referred to in this Agreement as the "Employment Term."

          (b)  Duties.  As the President and Chief Executive Officer, the
               ------
Employee shall perform such duties, consistent with the Employee's job title, as may be prescribed from time to time by the Board of Directors of the Company (the "Board") and shall perform such duties as are described in the Company's Bylaws.

          (c)  Chairman.  Employee has been elected a director of the Company
               --------
and serves as the Chairman of the Board. If the Employee hereafter ceases for any reason to be the President and Chief Executive Officer of the Company, the Employee will, if requested by the Company, resign as the Chairman of the Board and as a director of the Company.

     2.   Term of Agreement.
          -----------------

     Subject to Section 7A hereof, the term of this Agreement shall commence on the Agreement Date and shall continue through the last day of the Employment Term, subject to any earlier termination of Employee's status as an employee pursuant to the terms of this Agreement. Unless otherwise agreed by the parties, Employee shall retire from his position as President, Chief Executive Officer and Chairman of the Board on March 28, 2002. Subject to Section 7A hereof, following the term of this Agreement, each party shall have the right to enforce all rights, and shall be bound by all obligations, of such party that are continuing rights and obligations under the terms of this Agreement.

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     3.   Devotion to Responsibilities.
          ----------------------------

     During the Employment Term, the Employee will devote all of his time and attention to the business of the Company, and he will not engage in or be employed by any other business activity or business, whether or not such business activity or business is for gain, profit or other pecuniary advantage; provided, however, that nothing herein contained shall prohibit the Employee from (i) serving as a member of the Board of Directors, Board of Trustees or the like of any for profit or non-profit entity, or performing services of any type for any civic or community entity, whether or not the Employee receives compensation therefor, (ii) investing his assets in such form or manner as will require no more than nominal services on the part of the Employee in the operation of the business of the entity in which such investment is made, or
(iii) serving in various capacities with, and attending meetings of, industry or trade groups and associations, including without limitation the industry or trade groups and associations with which the Employee is currently involved, as long as the Employee's engaging in any activities permitted by virtue of clauses
(i), (ii) and (iii) above does not materially and unreasonably interfere with the ability of the Employee to perform the services and discharge the responsibilities required of him under this Agreement. Notwithstanding clause
(ii) above, during the Employment Term, the Employee may not beneficially own more than 2% of the outstanding shares of any class of equity security of a business organization required to file periodic reports with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "Exchange Act") and may not beneficially own more than 5% of the outstanding shares of any class of equity security of a business organization that competes with the Company. For purposes of this paragraph, "beneficially own" shall have the same meaning ascribed to that term in Rule 13d-3 under the Exchange Act.

     4.   Compensation and Benefits.  The Company will provide the Employee with
          -------------------------
the compensation and benefits described below:

          (a)  Salary.  An annual salary during the Employment Term of $700,000
               ------
("Annual Base Compensation"), payable to the Employee in equal semi-monthly installments.

          (b)  Bonus.  An annual incentive bonus, payable, if at all, only with
               -----
respect to services provided by the Employee during the Employment Term. The annual incentive bonus will be determined, accrued and paid in accordance with the terms of the Company's Executive Officer Annual Incentive Plan (the "Incentive Plan") that covers certain executive officers designated by the Compensation Committee of the Board (the "Committee") or any incentive or bonus compensation plan that is a successor or substitute therefor. The parties acknowledge and agree that this Section 4(b) imposes no obligation on the Company to award a bonus to the Employee. A copy of the Incentive Plan in effect for fiscal year 2001 is attached as Appendix A.

          (c)  Stock Options.  The outstanding options to purchase shares of the
               -------------
common stock of the Company held by Employee have the vesting terms and post-retirement exercise periods described on Appendix B hereto. Options granted to Employee by the Company in the future during the Employment Term shall vest upon retirement at age 65 or later and shall have a post-retirement exercise period of at least five years.

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          (d)  Compensating Retirement Benefit.  In addition to any benefits
               -------------------------------
payable to Employee after his retirement by virtue of his participation in the Tidewater defined benefit pension plan and Supplemental Executive Retirement Plan, the Company shall, from and after the date of the Employee's normal retirement on or after age 65 (the "Retirement Date"), pay to the Employee, from time to time, such additional amounts as are necessary to make the Employee's total retirement benefits payable after the Retirement Date (including retirement benefits provided by Employee's prior employer and benefits paid prior to the Retirement Date under the Tidewater defined benefit plan and Supplemental Executive Retirement Plan) not less in amount than the retirement benefits to which the Employee would have been entitled under the terms of any qualified and non-qualified defined benefit pension plans of his immediate prior employer, assuming that Employee's employment by his immediate prior employer had terminated on the Retirement Date. In addition to any benefits payable to Employee by virtue of his participation in the Tidewater defined benefit pension plan and Supplemental Executive Retirement Plan, in the event his employment with the Company is terminated for any reason (including his death) prior to age 65, the Company shall pay to the Employee from time to time, such additional amounts as are necessary to make the Employee's total retirement benefits payable after such termination of employment (including retirement benefits provided by Employee's prior employer and benefits paid prior to the date of termination of employment under the Tidewater defined benefit plan and Supplemental Executive Retirement Plan) not less than the amount that the Employee would have been entitled to receive under the defined benefit pension plans of his immediate prior employer, assuming that Employee's employment by his immediate prior employer had terminated on the same date his employment with the Company is terminated. In making any benefit calculation contemplated hereby, it shall be assumed that the Employee's compensation for purposes of such plans was, for periods prior to the date his employment with the Company commenced (the "Commencement Date"), his covered compensation with such prior employer and, for periods after the Commencement Date, his compensation under this Agreement or a predecessor agreement between the Company and the Employee. This compensating retirement benefit will be paid in the same manner as payments are made under the Company's Supplemental Executive Retirement Plan and will be based on calculations using the same actuarial assumptions used in the Company's defined benefit plan. The Employee has provided the Company with copies of all documents related to retirement compensation available to the Employee from the prior employer, which documents are attached hereto as Appendix C. Attached as Appendix D is the calculation of the additional amount that Employee shall be paid following retirement on or after the Retirement Date in order that his retirement benefits will be no less than the retirement benefits that he would have been entitled to receive following retirement on the Retirement Date under the terms of the qualified and non-qualified defined benefit pension plans of his immediate prior employer, which amount is subject to adjustment if and to the extent that the assumptions relied upon for such calculation (as stated in Appendix D) differ from the facts at the time of Employee's retirement.

          (e)  Indemnification.  Under its Bylaws, the Company provides, as of
               ---------------
the Agreement Date, certain indemnification rights to its officers and directors that will be applicable to the Employee with respect to his acts and omissions in his capacity as an officer and director of the Company. The Company agrees to provide indemnification rights to the Employee identical to

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those provided for in its Bylaws as in existence on the Agreement Date as to all suits or proceedings to which the Employee is or is threatened to be made a party that arise out of or are connected to his services during the Employment Term, without regard to whether such actions, suits or proceedings are made, asserted or arise during or after the Employment Term.

          (f)  Other Benefits.  During the Employment Term, the Employee shall
               --------------
be entitled to all benefits and perquisites provided to senior executive employees of the Company, including but not limited to the benefits referred to in Appendix E hereof.

     5.   Expenses.  The Employee will be reimbursed for out-of-pocket expenses
          --------
incurred from time to time on behalf of the Company or any subsidiary in the performance of his duties under this Agreement, upon the presentation of such supporting invoices, documents and forms as the Company reasonably requests.

     6.   Termination of Employment.
          -------------------------

          (a)  Death or Disability.  The Employee's status as an employee will
               -------------------
terminate immediately and automatically upon the Employee's death during the Employment Term. If (i) the Employee is rendered incapable because of physical or mental illness of satisfactorily discharging his duties and responsibilities under this Agreement for a period of 60 consecutive days and (ii) a duly qualified physician chosen by the Company and acceptable to the Employee or his legal representatives so certifies in writing, the Board shall have the power to determine that the Employee has become disabled. If the Board makes such a determination, the Company shall have the continuing right and option, during the period that such disability continues, and by notice given in the manner provided in Section 15, to terminate the status of Employee as an employee. Any such termination shall become effective thirty days after such notice of termination is given (the "Disability Effective Date"), unless within such thirty day period, the Employee becomes capable of rendering services of the character contemplated hereby (and a physician chosen by the Company and acceptable to the Employee or his legal representatives so certifies in writing) and the Employee in fact resumes such services. The Employee's death or the Employee's incapacity due to physical or mental illness to discharge the responsibilities assigned by this Agreement shall not constitute a breach of this Agreement by the Employee.

          (b)  Cause.  The Company may terminate the Employee's status as an
               -----
employee for Cause. As used herein, termination by the Company of the Employee's status as an employee for "Cause" shall mean termination as a result of (i) the willful and continuing failure by the Employee to perform the services contemplated by this Agreement (other than any such failure resulting from the Employee's disability of the type specified in Section 6(a)), (ii) the Employee's breach of or failure to comply with the covenants set forth in Sections 8, 9 or 11 of this Agreement, or (iii) the willful engaging by the Employee in gross misconduct injurious to the Company; provided that, no act, or failure to act, on the Employee's part shall be considered "willful" for purposes of this Agreement unless done, or omitted to be done, without a reasonable belief that such action or omission was in, or not opposed to, the best interests of the Company. Any act, or failure to act, by the Employee that is based upon authority given pursuant to a resolution duly adopted by

                                      -4-
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the Board or based upon the advice of counsel for the Company shall be presumed to be done, or omitted to be done, by the Employee in good faith and in the best interests of the Company.

          (c)  Good Reason.  The Employee may terminate his status as an
               -----------
employee for Good Reason. The termination by the Employee of his status as an employee for Good Reason shall be deemed to be a justifiable termination and shall excuse the Employee from the obligation to render services under or relating to this Agreement. As used herein, the term "Good Reason" shall mean:

               (i) The occurrence of any of the following during the Employment Term:

                     (A) the assignment by the Board to the Employee of any duties or responsibilities which are inconsistent with the Employee's status, title and position as President and Chief Executive Officer of the Company;

                     (B) any removal of the Employee from, or any failure to reappoint or reelect the Employee to, the position of President and Chief Executive Officer of the Company, except in connection with a termination by the Company of the Employee's employment for Cause or on account of disability or death of the Employee, or the termination by the Employee of his employment other than for Good Reason;

                     (C) the Company's requiring the Employee to be based anywhere other than in New Orleans, Louisiana, except for required travel in the ordinary course of the Company's business;

               (ii) a reduction in the Employee's annual salary or a failure by the Company to pay to the Employee any installment of the annual salary or to pay any other amounts required to be paid under this Agreement, which failure continues for a period of ten days after written notice thereof is given by the Employee to the Company;

               (iii) the failure by the Company to obtain the assumption of its obligations under this Agreement by any successor or assign as contemplated in Paragraph 13 of the Agreement;

               (iv) any purported termination by the Company of the Employee's status as an employee which is not effected pursuant to a Notice of Termination satisfying the requirements of Paragraph 6(d) hereof, or which is not justified as a termination based on Cause; or

               (v)   any breach of this Agreement by the Company.

          (d)  Notice of Termination.  Any purported notice of termination of
               ---------------------
the Employee's status as an employee must be communicated in a writing delivered to the other party as provided in Paragraph 15 hereof (a notice of termination complying with this sentence is referred to in this Agreement as a "Notice of Termination"). Any such Notice of Termination that purports to terminate Employee's employment for Cause or for Good Reason shall specify the provision or

                                      -5-
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provisions of this Agreement relied upon by the party giving such notice and shall set forth in reasonable detail the facts and circumstances claimed by such party to provide a basis for termination of the Employee's employment under the provision(s) so indicated.

          (e)  Date of Termination.  "Date of Termination" means (i) if
               -------------------
Employee's employment is terminated by the Company for Cause, or by Employee for Good Reason, the date of delivery of the Notice of Termination or any later date specified therein, as the case may be, (ii) if the Employee's employment is terminated by the Company other than for Cause or disability, the Date of Termination shall be the date on which the Company notifies the Employee of such termination and (iii) if Employee's employment is terminated by reason of his death or disability, the Date of Termination shall be the date of death of Employee or the Disability Effective Date, as the case may be.

     7.   Obligations of the Company Upon Termination.
          -------------------------------------------

          (a)  Good Reason, Other than for Cause, Death or Disability.  If (i)
               ------------------------------------------------------
the Company terminates the Employee's status as an employee other than for Cause, death or disability, or (ii) the Employee shall terminate his employment for Good Reason, then the Company shall pay to the Employee in a lump sum in cash within 30 days after the Date of Termination the aggregate of the following amounts:

                    (A) the sum of (1) the amount of the Employee's Annual Base Compensation earned through the Date of Termination, to the extent not theretofore paid and (2) any compensation previously deferred by the Employee (together with any accrued interest on earnings thereon) and any accrued vacation pay, in each case to the extent not previously paid (the sum of the amounts described in clauses (1) and (2) being hereinafter referred to as the "Accrued Obligations").

                    (B) the aggregate amount of the Employee's Annual Base Compensation for the period beginning the day of the Date of Termination and continuing through the last day of the Employment Term (such amount being referred to herein as the "Non-Accrued Compensation").

                    (C) to the extent not theretofore paid or provided, the Company shall timely pay or provide to the Employee any other amounts required to be paid or provided or which the Employee is eligible to receive under any plan, program, policy or practice of the Company (such other amounts being referred to herein as the "Other Benefits").

          (b)  Death.  If the Employee's status as an employee is terminated by
               -----
reason of the Employee's death, this Agreement shall terminate without further obligations to the Employee's legal representatives under this Agreement, other than for payment of (i) Accrued Obligations, (ii) 50% of the Non-Accrued Compensation (the "Death Cash Payment") and (iii) the timely payment or provision of Other Benefits. The sum of the Accrued Obligations and the Death Cash Payment shall be paid to the Employee's estate or beneficiary, as applicable, in a lump sum in cash within 30 days of the Date of Termination. With respect to the provision of Other Benefits, the term Other

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Benefits as used in this Section 7(b) shall include, without limitation, and the
Employee's estate and/or beneficiaries shall be entitled to receive, benefits at least equal to the most favorable benefits provided by the Company to the estates and beneficiaries of its senior executive officers under such plans, programs, practices and policies relating to death benefits, if any, as in effect on the date of Employee's death.

          (c)  Disability.  If Employee's status as an employee is terminated by
               ----------
reason of Employee's disability, this Agreement will terminate without further obligation to the Employee, other than the payment of (i) Accrued Obligations,
(ii) 50% of the Non-Accrued Compensation (the "Disability Cash Payment") and
(iii) the timely payment or provision of Other Benefits. The sum of Accrued Obligations and the Disability Cash Payment will be paid to the Employee in a lump sum in cash within 30 days of the Date of Termination. With respect to the provision of Other Benefits, the term Other Benefits as used in this Section 7(c) shall include, and the Employee will be entitled after the Disability Effective Date to receive, disability and other benefits at least equal to the most favorable of those generally provided by the Company to disabled executive officers and their families in accordance with such plans, programs, practices and policies related to disability that are in effect on the Disability Effective Date.

          (d)  Cause, Other than for Good Reason.  If the Employee's status as
               ---------------------------------
an employee shall be terminated for Cause by Employer, or voluntarily terminated by Employee other than for Good Reason, this Agreement shall terminate without further obligation to the Employee other than for (i) Accrued Obligations, which shall be paid in a lump sum in cash within 30 days of the Date of Termination, and (ii) to the extent not theretofore paid or provided, the Company shall timely pay or provide to the Employee his accrued, vested benefits under any benefit plan or program of the Company.

     7A.  Obligations of the Company and the Employee in the Event of a Change
          --------------------------------------------------------------------
          of Control
          ----------

          (a) Upon and following a Change of Control of the Company (as defined in Section 7A(b) hereof), the rights and obligations of the Employee and the Company shall not be governed by this Agreement, but shall be as provided in the Change of Control Agreement between the Employee and the Company dated effective October 1, 1999 and any amendments thereto or any subsequent change of control agreement between the Employee and the Company (including any rights or obligations in this Agreement which are specifically incorporated by reference therein). Upon the occurrence of a Change of Control, the term of the Agreement shall end, and the provisions of the Agreement (including, without limitation, the Employee's covenant not to compete) shall be null and void, and of no further force and effect, except that compensation, benefit and indemnification obligations accrued by the Company with respect to the Employee prior to the Change of Control and during the term of the Agreement shall remain valid and enforceable.

          (b) Change of Control. As used in this Section 7A, "Change of Control" shall mean:

                                      -7-
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               (i)   the acquisition by any "Person" (as defined in Section
7A(c) hereof) of "Beneficial Ownership" (as defined in Section 7A(c) hereof) of 30% or more of the outstanding Shares of the Company's Common Stock, $0.10 par value per share (the "Common Stock") or 30% or more of the combined voting power of the Company's then outstanding securities; provided, however, that for purposes of this subsection 7A(b)(i), the following shall not constitute a Change of Control:

                     (A) any acquisition (other than a "Business Combination" (as defined in Section 7A(b)(iii) hereof) which constitutes a Change of Control under Section 7A(b)(iii) hereof) of Common Stock directly from the Company,

                     (B) any acquisition of Common Stock by the Company or its subsidiaries,

                     (C) any acquisition of Common Stock by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or

                     (D) any acquisition of Common Stock by any corporation pursuant to a Business Combination which does not constitute a Change of Control under Section 7A(b)(iii) hereof; or

               (ii) individuals who, as of the effective date of this amendment to the Agreement, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the effective date of this amendment whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered a member of the Incumbent Board, unless such individual's initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Incumbent Board; or

               (iii) consummation of a reorganization, merger or consolidation (including a merger or consolidation of the Company or any direct or indirect subsidiary of the Company), or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, immediately following such Business Combination,

                     (A) the individuals and entities who were the Beneficial Owners of the Company's outstanding Common Stock and the Company's voting securities entitled to vote generally in the election of directors immediately prior to such Business Combination have direct or indirect Beneficial Ownership, respectively, of more than 50% of the then outstanding shares of common stock, and more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, of the Post-Transaction Corporation (as defined in Section 7A(c) hereof), and

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                     (B) except to the extent that such ownership existed prior to the Business Combination, no Person (excluding the Post-Transaction Corporation and any employee benefit plan or related trust of either the Company, the Post-Transaction Corporation or any subsidiary of either corporation) Beneficially Owns, directly or indirectly, 30% or more of the then outstanding shares of common stock of the corporation resulting from such Business Combination or 30% or more of the combined voting power of the then outstanding voting securities of such corporation, and

                     (C) at least a majority of the members of the board of directors of the Post-Transaction Corporation were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

               (iv) approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

          (c) Other Definitions. As used in Section 7A(b) hereof, the following words or terms shall have the meanings indicated:

               (i) Affiliate: "Affiliate" (and variants thereof) shall mean a Person that controls, or is controlled by, or is under common control with, another specified Person, either directly or indirectly.

               (ii) Beneficial Owner: "Beneficial Owner" (and variants thereof), with respect to a security, shall mean a Person who, directly or indirectly (through any contract, understanding, relationship or otherwise), has or shares (i) the power to vote, or direct the voting of, the security, and/or
(ii) the power to dispose of, or to direct the disposition of, the security.

               (iii) Person: "Person" shall mean a natural person or company, and shall also mean the group or syndicate created when two or more Persons act as a syndicate or other group (including, without limitation, a partnership or limited partnership) for the purpose of acquiring, holding, or disposing of a security, except that "Person" shall not include an underwriter temporarily holding a security pursuant to an offering of the security.

               (iv) Post-Transaction Corporation: Unless a Change of Control includes a Business Combination (as defined in Section 7A(b)(iii) hereof), "Post-Transaction Corporation" shall mean the Company after the Change of Control. If a Change of Control includes a Business Combination, "Post-Transaction Corporation" shall mean the corporation resulting from the Business Combination unless, as a result of such Business Combination, an ultimate parent corporation controls the Company or all or substantially all of the Company's assets either directly or indirectly, in which case, "Post-Transaction Corporation" shall mean such ultimate parent corporation."

     8.   Trade Secrets, Etc.  The Employee shall hold in a fiduciary capacity
          -------------------
for the benefit of the Company all secret or confidential information, knowledge or data relating to the Company or any of its subsidiaries or corporate affiliates and their respective businesses and operations, which

                                      -9-
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shall have been obtained by the Employee during the Employee's employment
(whether prior to or after the Commencement Date) and which shall not have become public knowledge (other than by acts of the Employee or any of his representatives in violation of this Agreement). At the end of the Employment Term, the Employee agrees (i) not, without the prior written consent of the Company or as may be otherwise required by law or legal process, to communicate or divulge any such information, knowledge or data to any party other than the Company and (ii) to deliver promptly to the Company any confidential information, knowledge or data in his possession, whether produced by the Company or any of its subsidiaries and corporate affiliates or by the Employee, that relates to the business of the Company or any of its subsidiaries and joint ventures or any past, current or prospective activity of the Company or any of its subsidiaries and joint ventures. The Employee shall be permitted to retain copies of such data as are necessary in order to enable the Employee to assert any rights under this Agreement, provided that such data shall be used solely for such purpose.

     9.   Customer Lists.  The Employee recognizes and acknowledges that any
          --------------
written list or lists of the customers of the Company or any of its subsidiaries and joint ventures ("customer lists"), as such customer lists may exist from time to time, are valuable, special and unique assets of the Company. The Employee agrees that he will not use for his own personal benefit or disclose such customer lists to any person, firm, corporation, association or other entity for any reason or purpose whatsoever. Personal and social contacts with past, present or future customers of the Company shall not be prohibited hereby.

     10.  Limited Covenant Not to Compete.  For a period of two years commencing
          -------------------------------
with the expiration of the term of this Agreement, the Employee will not, directly or indirectly, own, manage, operate, control, be employed by, participate in, or be connected in any manner with the ownership, management, operation or control of any company or other business enterprise engaged in the business of providing vessel services for the offshore oil and gas industry, within any parish of the State of Louisiana (as set forth in Appendix F), or any other jurisdiction (whether within or outside the United States), in which the Company or any of its subsidiaries or joint ventures carries on the business of vessel services for the offshore oil and gas industry, so long as the Company or any of its subsidiaries or joint ventures carries on a like line of business therein; provided, however, that nothing contained herein shall (a) prohibit the Employee from making investments in any publicly held company which do not exceed in the aggregate two percent of the equity interest of such company or
(b) prohibit the Employee from continuing to hold any of the director or officer positions held by him as of the date of this Agreement that are disclosed on Appendix G hereto.

     11.  Certain Proprietary Rights.  The Employee agrees to and hereby does
          --------------------------
assign to the Company all his right, title and interest in and to all inventions, business plans, work models or procedures, whether or not patentable, which are made or conceived solely or jointly by him:

          (a)  At any time during the term of his employment by the Company, or

          (b) With the use of time or materials of the Company. The Employee agrees to communicate to the Company or its representatives all facts known to him concerning such matters, to sign all necessary instruments, make all necessary oaths and generally, at the Company's expense, to do everything reasonably practicable (without expense to the Employee) to aid the Company in obtaining and enforcing proper legal protection for all such matters in all countries and in vesting title to such matters in the Company. At the Company's request (during or after the term of this Agreement) and expense, the Employee will promptly execute a specific assignment of title to the Company, and perform any other acts reasonably necessary to implement the foregoing assignment.

     12.  Injunctive Relief.  In the event of a breach or threatened breach by
          -----------------
the Employee of the provisions of Sections 8, 9, 10 or 11 of this Agreement during or after the term of this Agreement, the Company shall be entitled to injunctive relief restraining the Employee from violation of such paragraph. Nothing herein shall be construed as prohibiting the Company from pursuing any other remedy at law or in equity it may have in the event of breach or threatened breach of this Agreement by the Employee.

     13.  Binding Effect.
          --------------

          (a) This Agreement shall be binding upon and inure to the benefit of the Company and any of its successors or assigns.

          (b) This Agreement is personal to the Employee and shall not be assignable by the Employee without the consent of the Company (there being no obligation to give such consent) other than such rights or benefits as are transferred by will or the laws of descent and distribution.

          (c) The Company will require any successor or assign (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the assets or businesses of the Company (i) to assume unconditionally and expressly this Agreement and (ii) to agree to perform all of the obligations under this Agreement in the same manner and to the same extent as would have been required of the Company had no assignment or succession occurred, such assumption to be set forth in a writing reasonably satisfactory to the Employee. In the event of any such assignment or succession, the term "Company" as used in this Agreement shall refer also to such successor or assign.

     14.  Notices.  Any notice or other communication required under this
          -------
Agreement shall be in writing, shall be deemed to have been given and received when delivered in person, or, if mailed, shall be deemed to have been given when deposited in the United States mail, first class, registered or certified, return receipt requested, with proper postage prepaid, and shall be deemed to have been received on the third business day thereafter, and shall be addressed as follows:

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

     If to the Company, addressed to:

     Tidewater Inc.
     Pan American Life Center
     601 Poydras Street, Suite 1900
     New Orleans, Louisiana  70130
     Attn:  Cliffe F. Laborde
            Senior Vice President and Secretary

     If to the Employee, addressed to:

     William C. O'Malley
     Pan American Life Center
     601 Poydras Street, Suite 1900
     New Orleans, Louisiana  70130

or such other address as to which any party hereto may have notified the other in writing.

     15.  Governing Law.  This Agreement shall be governed by and interpreted in
          -------------
accordance with the laws of the State of Louisiana.

     16.  Entire Agreement.  This Agreement, including Appendices A through G,
          ----------------
inclusive, all of which are herein incorporated by reference and made a part hereof, and the documents referred to herein, contain or refer to the entire arrangement or understanding between the Employee and the Company relating to the employment of the Employee by the Company. No provision of the Agreement, including the Appendices, may be modified or amended except by an instrument in writing signed by or for both parties hereto.

     17.  Severability.  If any term or provision of this Agreement, or the
          ------------
application thereof to any person or circumstance, shall at any time or to any extent be invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term and provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.

     18.  Waiver of Breach.  The waiver by either party of a breach of any
          ----------------
provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach thereof.

     19.  Remedies Not Exclusive.  No remedy specified herein shall be deemed to
          ----------------------
be such party's exclusive remedy, and accordingly, in addition to all of the rights and remedies provided for in this Agreement, the parties shall have all other rights and remedies provided to them by applicable law, rule or regulation.

     20.  Beneficiaries.  Whenever this Agreement provides for any payment to be
          -------------
made to the Employee or his estate, such payment may be made instead to such beneficiary or beneficiaries as the Employee may have designated in writing and filed with the Company. The Employee shall have the right to revoke any such designation from time to time and to redesignate any beneficiary or beneficiaries by written notice to the Company.

     21.  Company's Reservation of Rights.  Employee acknowledges and
          -------------------------------
understands that the Employee serves at the pleasure of the Board and that the Company has the right at any time to terminate Employee's status as an employee of the Company, or to change or diminish his status as the Chief Executive Officer during the Employment Term, subject to the rights of the Employee to claim the benefits conferred by Section 7(a) hereof if such action constitutes a termination by the Company without Cause or a termination by the Employee for Good Reason.

     22.  Counterparts.  This Agreement may be executed in one or more
          ------------
counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

                                        TIDEWATER INC.



Date of Execution: Oct. 12, 2000        By: /s/ Robert H. Boh
                  -----------------         ------------------------------------
                                            Name:  Robert H. Boh
                                            Title: Director and Chairman of the
                                                   Compensation Committee of the
                                                   Board of Directors

                                        EMPLOYEE:


Date of Execution: Oct. 16, 2000        /s/ William C. O'Malley
                   ----------------    -----------------------------------------
                              Name:    William C. O'Malley

                                      -13-